Exhibit 10.7

REAFFIRMATION AND RATIFICATION AGREEMENT

June 18, 2008

Laurus Master Fund, Ltd.

Valens U.S. SPV I, LLC

Valens Offshore SPV I, Ltd.

PSource Structured Debt Limited

c/o Valens Capital Management, LLC

355 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

Reference is made to the (a) Securities Purchase Agreement dated as of April 29, 2005 by and among Accentia Biopharmaceuticals, Inc., a Florida corporation (“Accentia”), Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), Valens U.S. SPV I, LLC (as partial assignee of Laurus, “Valens US”), Valens Offshore SPV I, Ltd. (as partial assignee of Laurus, “Valens Offshore”) and PSource Structured Debt Limited (as partial assignee of Laurus, “PSource”; and together with Laurus, Valens US and Valens Offshore, individually, each a “Creditor Party” and collectively, the “Creditor Parties”) (as amended, modified or supplemented from time to time, the “Securities Purchase Agreement”); (b) Subsidiary Guaranty dated as of April 29, 2005 by Analytica International, Inc. (f/k/a The Analytica Group, Inc.), a Florida corporation (“Analytica”) and TEAMM Pharmaceuticals, Inc., a Florida corporation (“Teamm”; and together with Analytica, collectively, the “Guarantors”) in favor of Creditor Parties (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”); (c) Amended and Restated Stock Pledge Agreement dated as of April 29, 2005 by Accentia and Analytica in favor of Creditor Parties (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”); (d) Related Agreements as defined in the Securities Purchase Agreement (as each may amended, modified or supplemented from time to time, the “Related Agreements”); (d) Amended and Restated Security Agreement made as of April 29, 2005 and amended and restated as of dated February 13, 2006 by and among Accentia, Analytica and Teamm (individually, each a “Company” and collectively, the “Companies”) and the Creditor Parties (as amended, modified or supplemented from time to time, the “Security Agreement”); (e) Ancillary Agreements as defined in the Security Agreement (as each may amended, modified or supplemented from time to time, the “Ancillary Agreements”); (f) Amended and Restated Secured Non-Convertible Revolving Note in the original principal amount of $5,000,000 dated as of April 29, 2005, as amended and restated as of February 13, 2006 executed by Accentia and Analytica in favor of Creditor Parties (the “Revolving Note”); (g) Second Amended and Restated Secured Convertible Minimum Borrowing Note in the original principal amount of $2,500,000 dated as of April 29, 2005, as amended and restated on September 2005 and as further amended and restated on February 13, 2006 executed by Accentia and Analytica in favor of Creditor Parties (the “Minimum Borrowing Note”); and (h) Second Amended and Restated Secured Convertible Term Note in the original principal amount of $5,000,000 dated as of April 29, 2005, as amended and restated on August 16, 2005 increasing the principal amount thereunder to $10,000,000 and as further amended and restated as of

February 13, 2006 executed by Accentia in favor of Creditor Parties (the “Term Note”; and together with the Revolving Note and the Minimum Borrowing Note, collectively, the “Existing Notes”; and together with the Securities Purchase Agreement, the Subsidiary Guaranty, the Stock Pledge Agreement, the Related Agreements, the Security Agreement and the Ancillary Agreements, collectively, the “Existing Loan Agreements”).

To induce the Creditor Parties to enter into (i) that certain Payoff and Amendment Agreement dated as of the date hereof among the Companies and the Creditor Parties (as amended, modified or supplemented from time to time, the “Payoff Letter”), (ii) those certain Assignments of Rights Under Royalty Agreement dated as of the date hereof among Accentia, Biovest International, Inc. and each Creditor Party, or such Creditor Party’s designee (as amended, modified or supplemented from time to time, the “Assignments of Rights Under Royalty Agreement”) and (iii) those certain Assignment of Sale Proceeds dated as of the date hereof between Accentia and each Creditor Party , or such Creditor Party’s designee (as amended, modified or supplemented from time to time, the “Assignment of Sale Proceeds”; and together with the Payoff Letter, and each of the Assignments of Rights Under Royalty Agreement, collectively, the “Payoff Documents”):

a. each Company and each Guarantor hereby represents and warrants to each Creditor Party that it has reviewed and approved the terms and provisions of each of the Payoff Documents and the documents, instruments and agreements entered into in connection therewith;

b. Analytica hereby acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in each of the Existing Loan Agreements (other than the Revolving Note), including, without limitation the Term Note and Minimum Borrowing Note, as amended by the Payoff Letter, are in full force and effect on the date hereof and shall remain in full force and effect after giving full effect to the execution and effectiveness of each of the Payoff Documents;

c. Accentia hereby acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Stock Pledge Agreement are in full force and effect on the date hereof and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the Payoff Documents;

d. Analytica hereby represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to Analytica’s obligations under any Existing Loan Agreements (other than the Revolving Note);

e. Accentia hereby represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to Accentia’s obligations under the Stock Pledge Agreement;

f. Analytica hereby acknowledges, ratifies and confirms the grant by Analytica to each Creditor Party of a security interest in the assets of (including the equity interests owned by) Analytica, as more specifically set forth in the Existing Loan Agreements, as applicable (the “Security Interest Grants”), (ii) that the Security Interest Grants secure all the Obligations (as defined in the Existing Loan Agreements), including, without limitation, all obligations owing under and in respect of each of the Assignments of Rights Under Royalty Agreement and each of the Assignment of Sale Proceeds, and (iii) to the extent not otherwise granted under the Existing Loan Agreements, Analytica hereby assigns, pledges and grants to each Creditor Party a continuing security interest in all Collateral (as defined in the Existing Loan Agreements), whether now owned or existing or hereafter acquired or arising and wheresoever located;

g. Accentia hereby acknowledges, ratifies and confirms the grant by Accentia to each Creditor Party of a security interest in the assets of (including the equity interests of Analytica owned by) Accentia, as more specifically set forth in the Stock Pledge Agreement (the “Security Interest Grants”), (ii) that the Security Interest Grants secure all the Obligations (as defined in the Stock Pledge Agreement), including, without limitation, all obligations owing under and in respect of each of the Assignments of Rights Under Royalty Agreement, each of the Assignment of Sale Proceeds the Term Note and the Minimum Borrowing Note, and (iii) to the extent not otherwise granted under the Stock Pledge Agreement, Accentia hereby assigns, pledges and grants to each Creditor Party a continuing security interest in all Collateral (as defined in the Stock Pledge Agreement), whether now owned or existing or hereafter acquired or arising and wheresoever located;

h. Analytica hereby acknowledges and confirms that the occurrence of a breach under any of the Payoff Documents shall constitute an Event of Default under the Existing Loan Agreements;

i. Accentia hereby acknowledges and confirms that the occurrence of a breach under any of the Payoff Documents shall constitute an Event of Default under the Stock Pledge Agreement; and

j. each Company and each Guarantor hereby releases, remises, acquits and forever discharges each Creditor Party and each Creditor Party’s employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties in any way directly or indirectly arising out of or in any way connected to this Reaffirmation and Ratification Agreement, the Existing Loan Agreements, the Payoff Documents and any other document, instrument or agreement made by the undersigned in favor of any Creditor Party, in each case arising prior to and including the date of execution hereof.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof. This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Ratification Agreement this 18th day of June, 2008.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ James A. McNulty
Name:	James A. McNulty, CPA
Title:	Secretary/Treas

ANALYTICA INTERNATIONAL, INC., f/k/a The Analytica Group, Inc.

By:	/s/ James A. McNulty
Name:	James A. McNulty, CPA
Title:	Secretary

TEAMM PHARMACEUTICALS, INC.

By:	/s/ James A. McNulty
Name:	James A. McNulty, CPA
Title:	Secretary

Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.

By:	Laurus Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By:	Laurus Capital Management, LLC, its investment manager

By:	/s/ John Gilfillan
Name:	John Gilfillan
Title:	Director PSource Capital Ltd for and on Behalf of PSource Structured Debt Limited